Exhibit 10.13

FORM OF LETTER AGREEMENT

OAKMONT ACQUISITION CORP.

[May]         , 2005

Quantum Value Management, LLC

33 Bloomfield Hills Parkway

Suite 240

Bloomfield Hills, Michigan 48304

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Oakmont Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus), Quantum Value Management, LLC shall make available to the Company certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in Bloomfield Hills, Michigan, as may be required by the Company from time to time, situated at Suite 240, 33 Bloomfield Hills Parkway, Bloomfield Hills, Michigan (or any successor location). In exchange therefor, the Company shall pay Quantum Value Management, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

OAKMONT ACQUISITION CORP.

By:	Michael C. Azar
Title:	President

AGREED TO AND ACCEPTED BY:

Quantum Value Management, LLC

By:	Michael C. Azar
Title:	Managing Director and Principal